Group Variable Annuity Contracts

Separate Account Eleven

Cornerstone

Hartford Life Insurance Company

File No. 333-72042

Supplement Dated July 18, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated July 18, 2007 to your Prospectus

HARTFORD GLOBAL LEADERS HLS FUND:

Effective July 27, 2007, Hartford Global Leaders HLS Fund’s name will change to Hartford Global Growth HLS Fund.  As a result, all references in the prospectus to “Hartford Global Leaders HLS Fund” are deleted and replaced with “Hartford Global Growth HLS Fund”.

This supplement should be retained with the prospectus for future reference.